EXHIBIT 99.1

VOTING AGREEMENT

          THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (this “Agreement”) dated as of October 28, 2003, is made and entered into among OVENWORKS, LLLP, a Georgia limited liability limited partnership (“Purchaser”) and each party listed under the heading “Stockholders” on the signature pages hereof (each a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

          WHEREAS, Purchaser and TurboChef Technologies, Inc., a Delaware corporation (the “Company”) have entered into a Stock Purchase Agreement, dated as of even date herewith (the “Purchase Agreement”), which provides for, among other things, the sale and issuance of an aggregate of up to 2,500,000 shares of Series D Preferred Stock of the Company, par value $1.00 per share, on the terms and conditions contained in the Purchase Agreement;

          WHEREAS, as of the date hereof, each Stockholder owns, beneficially and of record, and has the power to vote the number of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) and preferred stock, par value $1.00 per share, of the Company (the “Preferred Stock”) set forth beside such Stockholder’s name on Exhibit A hereto (all of such shares of Common Stock and Preferred Stock owned by the Stockholders, together with any other shares of capital stock of the Company acquired by any of such Stockholders, including shares of Common Stock or Preferred Stock acquired through the exercise of any stock option, after the date hereof and prior to the Termination Date (as hereinafter defined), being referred to herein collectively as the “Shares”); and

          WHEREAS, as a condition to the willingness of Purchaser to enter into the Purchase Agreement, Purchaser has required that the Stockholders agree, and in order to induce Purchaser to enter into the Purchase Agreement, the Stockholders have agreed, to enter into this Agreement.

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

CERTAIN COVENANTS

          1.1     Grant of Proxy; Voting Agreement.

                    (a)     Each Stockholder hereby revokes, or has previously revoked, all prior proxies, voting agreements or powers-of-attorney given or entered into with respect to any of his respective Shares, and hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints Purchaser, or any designee of Purchaser as his true and lawful proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to vote his respective Shares at any time during the period from the date of this Agreement to the Termination Date (such period being referred to herein as the “Term”), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise, in the following manner:

(i)

in favor of approval of the Purchase Agreement, the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent;

(ii)

against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement or of the Stockholder under this Agreement; and

(iii)	in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder.

                    (b)     Concurrently with the execution of this Agreement, each Stockholder has delivered to Purchaser a proxy in the form attached hereto as Exhibit B (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to his respective Shares.

                    (c)     Notwithstanding the foregoing grant to Purchaser of the irrevocable proxies, if Purchaser elects not to exercise its rights to vote any of the Shares pursuant to the irrevocable proxies, each Stockholder agrees in his capacity as a stockholder of the Company and not in his capacity as a director or officer of the Company, to vote his respective Shares during the Term as indicated in Section 1.1(a) at any annual, special or other meeting of the stockholders of the Company and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise.

                    (d)     Each Stockholder agrees that his irrevocable proxy and all other power and authority intended to be conferred by Section 1.1(a) are coupled with an interest sufficient in law to support an irrevocable power and shall not be terminated by any act of such Stockholder or by the occurrence of any event or events except as provided herein.

                    (e)     The irrevocable proxies shall not be affected by the death, disability or dissolution of any Stockholder, and shall be binding upon the heirs, successors and assigns or each Stockholder.

          1.2     Public Announcement.  Each Stockholder shall consult with Purchaser before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein, and shall not issue any such press release or make any such public statement without the prior consent of Purchaser, except as may be required by applicable law.

          1.3     Further Assurances.  Each Stockholder agrees that, from time to time, at Purchaser’s reasonable request, each Stockholder shall perform such further acts (other than affix a legend regarding this Agreement to the certificates representing his Shares) and execute such further documents and instruments as may reasonably be required to vest in Purchaser the power to carry out and give effect to the provisions of this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

          Each of the Stockholders, severally and not jointly, represents and warrants to Purchaser, as of the date hereof, as follows:

          2.1     Authorization.  Such Stockholder has the requisite power and authority to enter into and deliver this Agreement and to fully perform the obligations required to be performed by him hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder, and this Agreement has been duly executed by him.  The execution, delivery and performance of this Agreement has been duly and validly authorized by such Stockholder acting in a fiduciary, representative or corporate capacity (if applicable).  Assuming this Agreement has been duly and validly executed by a duly authorized officer of Purchaser, this Agreement constitutes the legal, valid and binding obligation of such Stockholder, enforceable against him in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

          2.2     No Violation.  The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of law, statute, rule or regulation to which he is subject, (b) violate any order, judgment or decree applicable to him, (c) violate, conflict with, or result in a breach or default under, or cause the termination of, any term or condition of any court order, trust document, will, agreement, document or other instrument to which he is a party or by which he or his properties may be bound, (d) require the consent of any other party to any of the items referred to above or (e) violate any of the governing documents of the Company.

          2.3     No Consent.  No authorization, consent or approval of, or any filing with, any public body or authority is necessary for the execution and delivery of this Agreement and consummation by such Stockholder of the transactions contemplated by this Agreement.

          2.4     Ownership.  Such Stockholder is the record and beneficial owner of, and, except as set forth on Exhibit A, owns good and marketable title to, the number of Shares set forth beside such Stockholder’s name and federal tax identification number or social security number on Exhibit A, free and clear of any and all liens, restrictions, claims, equities, charges, options, rights of first refusal, or encumbrances, with no defects of title whatsoever, except for such restrictions arising under applicable securities law and this Agreement.  Except as set forth on Exhibit A, such Stockholder owns no shares of capital stock of the Company or any other equity security of the Company or right of any kind to have any such equity security issued.  Such Stockholder has the exclusive right, power and authority to vote the Shares set forth on Exhibit A owned by such Stockholder, and with the exception of this Agreement, such Stockholder is not party to or bound by any agreements affecting or relating to such Stockholder’s right to transfer or vote the Shares owned by such Stockholder.  Such Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to any of his respective Shares.

          2.5     Adequate Information.  Such Stockholder is a sophisticated party with respect to his Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the Shares and has independently and without reliance upon Purchaser and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.  Such Stockholder acknowledges that Purchaser has not made and does not make any representation or warranty to such Stockholder, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES AND OF THE PURCHASER

          Purchaser represents and warrants to each Stockholder, as of the date hereof, that:

          3.1     Authorization.  Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Purchaser has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the qualification however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

          3.2     No Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require Purchaser to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, other than such filings required under federal securities laws, or (b) violate, or cause a breach of or default under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon Purchaser, except for such violations, breaches or defaults which are not reasonably likely to have a material adverse effect on Purchaser’s ability to satisfy its obligations under this Agreement.

ARTICLE 4

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          The respective representations and warranties of each Stockholder and Purchaser contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

ARTICLE 5

TERMINATION

          This Agreement shall terminate upon the approval by the stockholders of the Company of an amendment to the Company’s Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number that permits the reservation by the Company, pursuant to the terms of the Company’s Certificate of Incorporation, as amended, of a sufficient number of shares of Common Stock to permit the conversion of all shares of Series D Preferred Stock held by Purchaser as of the date of the meeting at which such amendment was approved (such date of termination of this Agreement being referred to herein as the “Termination Date”).  At the Termination Date, this Agreement shall become void and be of no further force and effect, provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Termination Date.

ARTICLE 6

MISCELLANEOUS

          6.1     Defined Terms.  All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

          6.1     No Third Party Beneficiaries.  Nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

          6.3     Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof.  The parties hereby agree that for purposes of this Agreement neither party has made to the other any representations, warranties or covenants or other disclosures other than those specifically contained in this Agreement.  No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

          6.4     Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that Purchaser may freely assign its rights to a wholly-owned subsidiary of Purchaser (whether direct or indirect), to an affiliate of Purchaser, or to any or all of the limited partners and general partner of Purchaser, without such prior written approval but no such assignment shall relieve Purchaser of any of its obligations hereunder.

          6.5     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6.6     Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          6.7     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

          6.8     Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

          6.9     Specific Performance.  Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the parties agrees that the other party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

          6.10     Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

          6.11     Fees and Expenses.  All costs and expenses incurred by the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          6.12     Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses, or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.12:

If to Purchaser:	OvenWorks, LLLP
645 Madison Avenue
Suite 1500
New York, New York 10022
Telecopier: _________________
Attention: Richard E. Perlman

with a copy to:	1100 Peachtree Street, NE, Suite 2800
Atlanta, Georgia 1017430309-4530
Telecopier: (404) 815-6555
Attention: Reinaldo Pascual

If to any of the Stockholders:	At the address set forth under such Stockholder’s name on Exhibit A

with a copy to:	Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York
Telecopier: (212) 885-5001
Attn: Brad L. Shiffman, Esq.

          6.13     Fiduciary Duties.  Notwithstanding anything in this Agreement to the contrary: (a) no Stockholder makes any agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a record holder and beneficial owner of Shares, (b) if, during the Term, any Stockholder or any representative of any Stockholder is a member of the Company’s Board of Directors or an officer of the Company, nothing herein shall be construed to limit or affect any action or inaction by any such officer or director acting in such person’s capacity as a director or officer of the Company and solely in the exercise of his or her fiduciary duties and responsibilities in such capacity, and (c) no Stockholder shall have any liability to Purchaser or any of its affiliates under this Agreement or otherwise as a result of any action or inaction by any Stockholder, or any officer, partner, member or employee, as applicable, of any Stockholder serving on the Company’s Board of Directors acting in such person’s capacity as a director or officer of the Company and solely in the exercise of his or her fiduciary duties and responsibilities in such capacity.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

OVENWORKS, LLLP

By:	Oven Management, Inc.,
its general partner

	By:	/s/ Richard E. Perlman

Richard E. Perlman President

STOCKHOLDERS:

/s/ Jeffrey B. Bogatin

Jeffrey B. Bogatin

/s/ Donald J. Gogel

Donald J. Gogel

EXHIBIT A

Stockholder/Address	Social Security or Federal Tax ID Number	Shares

Jeffrey B. Bogatin		7,323,201*

Donald J. Gogel		2,230,020**

* All common stock, which includes 860,400 shares held by a charitable foundation. Does not include options cancelled pursuant to the Purchase Agreement.
** All common stock, which includes 83,000 shares held by a family trust and 396,825 shares exercisable pursuant to a warrant. Does not include options cancelled pursuant to the Purchase Agreement.

EXHIBIT B

IRREVOCABLE PROXY

          The undersigned stockholder of TurboChef Technologies, Inc., a Delaware corporation (the “Company”), hereby irrevocably, to the fullest extent permitted by law and subject to the Voting Agreement (defined below), appoints OvenWorks, LLLP, a Georgia limited liability limited partnership (the “Purchaser”), and the general partner thereof, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy.  The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on Exhibit A to the Voting Agreement of even date herewith by and between Purchaser and the undersigned stockholder  (“Voting Agreement”).  Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date (as defined below).

          This Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Purchaser entering into that certain Stock Purchase Agreement (the “Purchase Agreement”), by and between Purchaser and the Company.  As used herein, the term “Termination Date” shall mean the date of approval by the stockholders of the Company of an amendment to the Company’s Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number that permits the reservation by the Company, pursuant to the terms of the Company’s Certificate of Incorporation, as amended, of a sufficient number of shares of Common Stock to permit the conversion of all shares of Series D Preferred Stock held by Purchaser.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting (a) in favor of approval of the Purchase Agreement, the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent; (b) against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Purchase Agreement or of the undersigned under the Voting Agreement; and (c) in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder.

          The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above.  The undersigned stockholder may vote the Shares on all other matters.  Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: October _____, 2003
Name: